UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2006

                               QUANTUM ENERGY INC.
             (Exact name of registrant as specified in its charter)

            Nevada                 333-118138              98-0428608
  (State or Other Jurisdiction    (Commission             (IRS Employer
        of Incorporation)         File Number)          Identification No.)


                              29-3800 Pinnacle Way
                           Gallaghers Canyon, Kelowna,
                        British Columbia, Canada V1W 3Z8
               (Address of principal executive offices) (zip code)

                                 (250) 809-9185
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountant

(a) Resignation of Previous Independent Accountants

On September 6, 2006, the Registrant's independent public accounting firm, Morgan & Company, resigned as the Company's independent auditors.

The Registrant has not had any disagreements with Morgan & Company during the two most recent fiscal years and the interim period on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure nor has Morgan & Company resigned (other than the resignation of September 6, 2006), declined to stand for re-election or been dismissed during that period. The financial statements audited by Morgan & Company for the fiscal years ended February 28, 2005 and 2006 contained a modified opinion because factors including the Company's net loss and its not having attained profitable operations raise substantial doubt that the Company will be able to continue as a going concern.

The board of directors of the Registrant approved the resignation of Morgan & Company.

Morgan & Company has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of this letter is filed herewith as Exhibit 16.1.


(b) Engagement of New Independent Accountants.

Registrant has appointed Killman, Murrell & Company, P.C. of 1931 E. 37th Street, Suite 7 Odessa, Texas 79762 ("Killman"), as Registrant's independent accountant for the fiscal year ending February 28, 2007. The decision to accept the engagement of Killman was approved by the Board of Directors.


Section 8 - Other  Events
Item 8.01  Other  Events

Registrant has changed its address from 1453 Johnston Road #71524 White Rock, British Columbia to 29 - 3800 Pinnacle Way Gallaghers Canyon, Kelowna, British Columbia, Canada V1W 3Z8.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a.) Name and address of certifying public accountant:

Killman, Murrell & Company, P.C.
1931 E. 37th Street, Suite 7
Odessa, Texas  79762
Tel:  432.363.0067
Fax:  432.363.0376


(b.) Name and address of former certifying public accountant:

Morgan & Company
Chartered Accountants (CPAB and PCAOB registered) Suite 1488 - 700 West Georgia Street
Vancouver, BC, V7Y 1A1
Tel: 604.687.5841
Fax: 604.687.0075

(c.) Exhibits

Exhibit 16.1 Letter from Morgan & Company to the Securities and Exchange Commission


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Quantum Energy Inc.

                              By /s/ Ted Kozub
                              ---------------------
                              Ted Kozub, CEO, CFO


Date: September 12, 2006